UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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STOCKGROUP INFORMATION SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
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Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

April 11, 2007

Dear Shareholder:

It is our pleasure to invite you to the Annual Meeting of Shareholders of Stockgroup Information Systems Inc. (the “Company”) to be held on May 29, 2007 at the company’s offices located at Suite 500 - 750 West Pender Street, Vancouver, BC, Canada from 1:30pm – 2:30pm Pacific Time. At the meeting, you will hear a report on our business and vote on the following items:

  Election of directors;

  Ratification of independent auditors;

  Approval of the Company’s stock option plan; and

  Other matters.

Only shareholders of record on April 24, 2007 or their proxy holders may vote at the meeting. Attendance at the meeting is limited to shareholders or their proxy holders and the Company’s guests.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. I strongly urge you to sign, date and return your proxy promptly in the enclosed envelope.

We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

Marcus A. New
President and
Chief Executive Officer

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

(May 29, 2007)

Date:	May 29, 2007.

Time:	1:30 – 2:30 pm Pacific Time.

Place:	Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada.

Proposals:

1.

To elect directors to the Board of Directors of the Company for the ensuing year to serve one-year terms expiring at the later of the annual meeting of shareholders in 2008 or upon a successor being elected and qualified;

2.	To ratify and approve the Company’s 2007 Stock Option Plan;

3.	To appoint Deloitte LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 24, 2007 as the record date for the determination of shareholders entitled to notice and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

SUSAN LOVELL, CA
Corporate Secretary

Stockgroup Information Systems Inc.	Proxy Statement

Proxy Statement for the
Annual Meeting of Stockholders of
Stockgroup Information Systems Inc.
To Be Held on Tuesday May 29, 2007

TABLE OF CONTENTS

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Stockgroup Information Systems Inc.	Proxy Statement

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF STOCKGROUP INFORMATION SYSTEMS INC.

TO BE HELD ON MAY 29, 2007

The accompanying Form of Proxy is solicited on behalf of the Board of Directors (the “Board”) of Stockgroup Information Systems Inc. (the "Corporation" or “Company”), to be used at our annual meeting to be held at our offices on the 5th Floor at 750 West Pender Street, Vancouver, British Columbia, on May 29, 2007, at 1:30 p.m. local time. This Proxy Statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to shareholders for the fiscal year ended December 31, 2006, are first being mailed to shareholders on or about May 3, 2007. The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHAT IS A PROXY?

A proxy is your legal designation of another person (the “Proxy”) to vote on your behalf. By completing and returning the enclosed Form of Proxy, you are giving the Proxy the authority to vote your shares in the manner you indicate on your Form of Proxy.

WHY DID I RECEIVE MORE THAN ONE FORM OF PROXY?

You will receive multiple Form of Proxies if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your Form of Proxy or other voting information from your broker, and you will return your Form of Proxy to your broker. You should vote on and sign each Form of Proxy you receive.

WHO CAN VOTE?

Only shareholders of record as of the close of business on April 24, 2007 are entitled to receive notice of, attend and vote at our annual meeting. As of March 21, 2007, there are 36,988,663 common shares in the capital of our Corporation issued and outstanding. We have no other voting securities outstanding. Each shareholder of record on April 24, 2007 is entitled to one vote for each common share held.

VOTING INFORMATION

HOW YOU CAN VOTE?

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the

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Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 2nd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the 2007 Stock Option Plan and for the appointment of Deloitte LLP as the Company’s auditors for the 2007 fiscal year, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation. Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as

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Stockgroup Information Systems Inc.	Proxy Statement

proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding a majority of the outstanding common shares entitled to vote at the annual meeting as at April 24, 2007 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 — FOR the election of all seven nominees for the Directors with terms expiring at the 2008 annual meeting.

Proposal 2 — FOR the ratification and approval of the Company’s 2007 Stock Option Plan.

Proposal 3 — FOR the ratification of the appointment of Deloitte LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2007.

What are my choices when voting?

Proposal 1 — You may cast your vote in favor of electing the nominees as Directors or withhold your vote on one or more nominees.

Proposals 2 and 3 — You may cast your vote in favor of or against each proposal, or you may elect to abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

Proposal 1 — FOR the election of all nominees for Directors with terms expiring at the 2008 Annual Meeting of Stockholders.

Proposal 2 — FOR the approval of the Company’s 2007 Stock Option Plan.

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Stockgroup Information Systems Inc.	Proxy Statement

Proposal 3 — FOR the ratification of the appointment of Deloitte LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2007.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our Corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

If you have any further questions about voting your shares or attending the Meeting please call our Corporate Attorney at 1-604-331-0995 ext. 161.

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Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the Board of Directors and set out in the notice calling the meeting of shareholders provided that the number of Directors may be not less than two (2) or more than eight (8). All of our current Directors are standing for re-election at our annual meeting. Each Director who is elected will serve until the earlier of our next annual meeting, the date his or her successor has been elected and qualified, or the date of the Director's death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a Director, and if our Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our Board of Directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each Director. Votes may be cast in favour or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be Directors are listed below. All of the nominees are currently Directors. The following information is current as of March 15, 2007, and has been provided by the individuals named:

Name	Principal Occupation and Business Experience
Marcus New	Age:	36
	Director Since:	1995
	Committees:	None
	Business Experience:	Founder, President and CEO. Mr. New founded
	Stockgroup in May 1995. Mr. New received a Bachelor of Arts degree with a
	business major from Trinity Western University.

Leslie A.	Age:	62
Landes	Director Since:	1999
	Committees:	Audit Committee and Nominating and Corporate Governance
		Committee.
	Business Experience:	Also Chairman of Liquidation World Inc. Mr. Landes brings
	a breadth of experience running media and media related companies, including 13 years
	with the Jim Pattison Group. He was formerly the President and Chief Operating
	Officer of Stockgroup Information Systems Inc. from August 1998 to December 2004.

David Caddey	Age:	57
	Director Since:	1999
	Committees:	Audit and Compensation Committees.
	Business Experience:	Retired President of the Space Missions Unit of MDA
	Corporation. Mr. Caddey has served on numerous Boards of profit and not-for-profit
	organizations.

Louis (Lee)	Age:	54
deBoer II	Director Since:	1999
	Committees:	Compensation and the Nominating and Corporate
		Governance Committees.
	Business Experience:	Chairman, Life Balance Media LLC; Managing Partner,
	Propeller Partners LLC. Mr. DeBoer spent 17 years at HBO culminating in the positions
	of Executive Vice President of HBO Inc. and President of its International division.

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Stockgroup Information Systems Inc.	Proxy Statement

Name	Principal Occupation and Business Experience
Patrick Spain	Age:	54
	Director Since:	2004
	Committees:	Compensation and Nominating and Corporate Governance
		Committee.
	Business Experience:	Chairman and CEO of Highbeam Research Inc., which
	operates an online research service for individuals. He is also the co-founder and former
	Chairman and CEO of Hoover's, Inc. a leading online provider of company information
	headquartered in Austin, Texas. Mr. Spain joined our Board of Directors in August
	2004.

Stephen	Age:	57
Zacharias	Director Since:	2006
	Committees:	Audit Committee.
	Business Experience:	Founder and managing director of Transact Capital Partners
	LLC, a Richmond Virginia based investment banking firm serving small to middle
	market privately-owned businesses. Mr. Zacharias has over 30 years of financial related
	experience, including numerous acquisition and divestiture transactions, debt financings
	and capital reorganizations.

Thomas Baker	Age:	52
	Director Since:	2006
	Committees:	Compensation Committee.
	Business Experience:	Mr. Baker has more than 25 years of experience in print and
	online media. He was the founder and general manager of The Wall Street Journal
	Online (wsj.com), a publication of Dow Jones & Company, where he led the start-up
	effort and grew the Online Journal into a $60 million business unit and the largest paid
	news and information site on the web.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Corporate Governance Guidelines” which are available at www.stockgroup.com by first clicking “INVESTORS” and then “Corporate Governance”. The Corporate Governance Guidelines are also available in print to any stockholder who requests it. These principles were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the “Corporate Governance Guidelines.”

Mandate of the Board of Directors

The Board of Directors of the Company has as its mandate the responsibility for the stewardship of the Company on behalf of the shareholders. In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the US, and as incorporated in the Company’s Corporate Governance Guidelines. The mandate of the Board is to supervise the overall management of the Company. The Board will be responsible for choosing, assessing and compensating the Chief Executive Officer of the Company. In

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Stockgroup Information Systems Inc.	Proxy Statement

pursuit of enhancing shareholder value, responsibilities under this mandate include approval of the operating plan, the capital budget and financial goals and, as well, reviewing the strategic plan and its underlying assumptions before granting final approval. In addition, the Board will ensure that plans are in place for an orderly succession of management, the Board, the majority members of which will be unrelated and independent from management, acts as a cohesive team with shared responsibilities and accountabilities that are clearly defined and understood by all members. The Board monitors the performance of management against stated goals and as well, its own effectiveness through regular, formal self-evaluations.

Nominations for Directors

The Board of Directors has appointed a Nominating and Corporate Governance Committee that is responsible for assisting the board in identifying new director nominees. In identifying candidates for membership on the board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgement, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board. As part of the process, the Nominating and Corporate Governance Committee is responsible for conducting background searches and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the board.

Communications with the Board

We encourage shareholders to submit proposals, questions or concerns to the Board by writing to Mr. Patrick Spain, the Chairman of our Nominating and Governance Committee or any member of our Board. Instructions and contact information for Mr. Spain and the Board of Directors can be found by visiting our website at www.stockgroup.com under “Investors” then “Corporate Governance”. Once a proposal, question or concern is received by Mr. Spain or a Board member, the communication is reviewed and addressed accordingly.

The Board established a Nominating and Governance Committee to monitor our practice against generally accepted governance guidelines, and to determine which guidelines are both practical and beneficial for us. The Nominating and Governance Committee has reviewed our own corporate governance practices, with input and guidance from the Board.

Code of Ethics

The Company’s Code of Ethics and Business Conduct for the Senior Executive Officers and Senior Financial Officers embodies the Company’s global principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. The Code of Ethics and Business Conduct is available at www.stockgroup.com by first clicking on “INVESTORS” and then “Corporate Governance”. The Code of Business Conduct is also available in print to any stockholder who requests it.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2006, our Board held 9 meetings. A majority of the directors required to establish a quorum were present at all meetings either in person or by teleconference. The Board of directors had three (3) standing committees during the year: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

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Stockgroup Information Systems Inc.	Proxy Statement

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Caddey*	Lee deBoer*	Patrick Spain*
Elisabeth DeMarse	David Caddey	Lee deBoer
Stephen Zacharias	Patrick Spain	Leslie Landes
Leslie Landes	Thomas Baker

*Chair of Committee

Audit Committee

Our Audit Committee currently consists of David Caddey, Elisabeth DeMarse, Stephen Zacharias and Leslie Landes. The Audit Committee is governed by a written charter, which can be viewed at www.stockgroup.com under Investors/Corporate Governance. Each of the members of our Audit Committee is independent, as that term is defined by Rule 4200(a) (15) of the National Association of Securities Dealers' listing standards. Mr. Zacharias is our “audit committee financial expert” as defined by the rules of the SEC. The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The Audit Committee also reports to our Board with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2006, the Audit Committee met 6 times. The meetings were attended by all of the members of the committee either in person or by teleconference.

Report of the Audit Committee

The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process. For the year ended December 31, 2006, the audit committee has:

(1)	reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2)

discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3)

received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)

recommended to our Board of Directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-KSB for the period ended December 31, 2006, based on the review and discussions referred to above.

Compensation Committee

Our Compensation Committee includes Lee deBoer, David Caddey, Patrick Spain and Thomas Baker and is governed by a written charter which can be viewed at www.stockgroup.com The Compensation Committee met three times during the fiscal year ended December 31, 2006. The Compensation Committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers, which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. No member of our Compensation Committee was, during the fiscal year ended December 31, 2006 or prior, an officer or employee of our Corporation or any of its subsidiaries.

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Stockgroup Information Systems Inc.	Proxy Statement

Report of the Compensation Committee

Compensation paid to our Corporation's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our Compensation Committee considers our financial position and cash flow in making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (the “Committee”) currently consists of Patrick Spain, Lee deBoer, and Leslie Landes, and is governed by a written charter which can be viewed at www.stockgroup.com under Investors/Corporate Governance. The Committee was formed in 2004. During 2006, the nominating Committee did not receive a recommended nominee for director from a security holder that beneficially owned more than 5% of our common share under rule (407)(c)(ix) of Regulation S-B. The Committee's duties include recommending candidates to the Board for appointment or election to the Board, assisting in attracting new Board members, making recommendations to the Board regarding Board structure, composition, and rotation, reviewing CEO and other senior officer succession plans, monitoring compliance with the Insider Trading Policy and Whistleblower Policy, and nominating a member to act as Designated Officer for the Whistleblower Policy. During the fiscal year ended Dec 31, 2006, the Nominating and Corporate Governance Committee met once. The meetings were attended by all of our members either in person or by teleconference.

No member of the Committee was, during the fiscal year ended December 31, 2006 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Nominees Recommended by Security Holders

The Nominating and Corporate Governance Committee will consider nominees recommended by security holders. Recommendations by security holders must be made in writing to the attention of Chairman, Nominating and Corporate Governance Committee, Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

COMPENSATION OF DIRECTORS

The following table shows the amount of compensation earned by our independent directors in 2006. We compensate our independent directors with directors’ fees and stock options. Option awards represent the fair value of option awards granted in 2006.

	Fees Earned		All Other
	or Paid in	Option	Compensation
Name	Cash ($)	Awards ($)	($)	Total ($)
Leslie Landes	$17,583	$5,125	$-	$22,708
David Caddey	18,733	5,125	-	23,858
Louis deBoer II	17,283	5,125	-	22,408
Patrick Spain	7,283	15,375	-	22,658

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Stockgroup Information Systems Inc.	Proxy Statement

Elizabeth DeMarse	9,033	15,375	-	24,408
Stephen Zacharias	6,817	14,175	-	20,992
Thomas Baker	5,442	14,175	-	19,617
	$82,174	$74,475	$-	$156,649

Commencing for the compensation year beginning June 1, 2006, each director receives an annual fee of $8,600 related to service on the Board of Directors, with an additional $3,000 per annum paid to members of our Audit Committee. In 2006,. each director was eligible to receive up to 75,000 stock options to acquire shares of common stock, with the exercise price being equal to the market price of our common stock on the date of grant. Subject to an annual review by the Company’s Compensation Committee, directors who are re-elected and continue to serve for more than one year may receive up to an additional 75,000 stock options after each annual general meeting in compensation for future service. During the year, we paid three directors a sum of $10,000 each in lieu of granting stock options, as our 2003 Stock Option Plan has a limited number of registered options remaining for issuance.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the directors, officers and employees is fair, reasonable and competitive.

Throughout this Proxy Statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 13, are referred to as the “named executive officers”.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer and the President and our Chief Financial Officer of our Company for all services rendered to us in all capacities during each of the 2006 fiscal year. None of the other executive officers received salary and bonus exceeding $100,000 during those years.

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Stockgroup Information Systems Inc.	Proxy Statement

Summary Compensation Table

			Option	All Other
			Grants	Compensation
Name	Salary ($)	Bonus ($)	($) (5)	($)	Total ($)
Marcus New (2)	$142,746	$28,312	$-	$23,826	$194,884
Chief Executive Officer

Susan Lovell (3)	76,610	8,267	24,750	6,422	116,049
Chief Financial Officer

Bruce Nunn	94,834	5,511	-	-	100,345
Vice President, Marketing

Michael Donnelly (4)	94,074	46,285	41,400	-	181,759
Vice President, Sales

(1)

All amounts are stated in U.S. dollars. For payment in other currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for 2006 except for the salary and bonus amounts for Mr. New as described below.

(2)

Mr. New’s annual compensation was set by the compensation committee in U.S. dollars and has been paid in Canadian dollars at a rate of 1.43 per contractual agreement. All other compensation for Mr. New includes $16,342 of costs associated with the lease of a car.

(3)	Ms. Lovell joined our Company as Chief Financial Officer on April 3, 2006. All other compensation includes a stock incentive to purchase common shares of our Company of $5,592.
(4)	Mr. Donnelly joined our Company as Vice President, Sales on May 31, 2006.
(5)	The fair value of option grants is determined as described in Item 7. Financial Statements, Note 3 to the Consolidated Financial Statements found in the Company’s 2006 10-KSB.

No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in any of the above years.

Stock Option Program

The Stock Option Program assists the Company to accomplish the following:

  To attract and retain the best available personnel for positions of responsibility within the Company;
  to provide additional incentives to employees, officers, directors and consultants of the Company;
  provide employees, directors and consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;
  to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value; and
  aligning the interests of such persons with the interests of the Company’s shareholders generally.

Stock option award levels are determined based on market data, vary among participants based on their positions within the Company and are granted at the Compensation Committee’s scheduled meeting(s). Options are awarded at the TSX-V or NASDAQ closing price of the Company’s Common Stock on the date of the grant. The Committee has never granted options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

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Stockgroup Information Systems Inc.	Proxy Statement

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2006

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2006.

Option/SAR Grants in the last Fiscal Year

% of Net
	Securities	Options
	Underlying	Granted To	Exercise
	Options	Employees	Price	Expiration
Name	Granted	In Year	$	Date

Marcus A. New	-	-	N/A	N/A
Susan Lovell	24,750	37.4%
Bruce Nunn	-	-	-	-
Mike Donnelly	41,400	62.6%	-

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2006:

Outstanding Equity Awards at 2006 Fiscal Year-End

Number of Securities Underlying
Unexercised Options
			Option	Option
			Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Marcus New	400,000		$0.220	04-Mar-2008
	100,000		$0.120	18-Sep-2007
	300,000		$0.170	13-May-2008
	652,500		$0.270	09-Feb-2009

Susan Lovell (1)	18,750	131,250	$0.340	03-Apr-2011

Bruce Nunn (2)	46,875	28,125	$0.315	07-Sept-2010

Michael Donnelly (3)	25,000	175,000	$0.425	31-May-2011

(1)	Options vest at the rate of 6.25% per quarter in arrears, starting on July 3, 2006.
(2)	Options vest at the rate of 12.5% per quarter in arrears, starting on December 7, 2005.
(3)	Options vest at the rate of 6.25% per quarter in arrears, starting on August 31, 2006.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We have an Executive Employment Agreement with our CEO, Marcus New, which became effective on February 9, 2004. Under the Agreement, for 2006, Mr. New received an annual base salary of C$202,432 or U$141,561, which was converted at the exchange rate as set out in the 2004 Management Agreement. The agreement outlines a minimum 5% annual compensation increase. All increases are approved by our Compensation Committee. In addition, he receives an incentive compensation bonus based on achieving certain profitability goals in the calendar year, and on financing, merger, and acquisition transactions. Mr. New’s February 9, 2004 employment agreement awarded him 652,500 stock options at $0.27 per share, which are fully vested at December 31, 2006. Mr. New will be entitled to 12 months of severance which will include pay in lieu of notice plus an additional one month

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Stockgroup Information Systems Inc.	Proxy Statement

severance for each year of employment up to a maximum of 24 months, should we elect to terminate his employment without cause. The employment agreement contains a confidentiality clause and a 24-month non-competition clause. There is no specified termination date in the Agreement.

We have an employment agreement with our Chief Financial Officer, Susan Lovell, who is to receive an annual base salary of C$120,000, subject to normal salary increases, and is entitled to a C$25,000 annual maximum incentive compensation bonus, based on the achievement of both Company and departmental goals. On her date of employment, April 3, 2006, she received 150,000 stock options at an exercise price of $0.34 per share, which will vest over a four year period at 6.25% per quarter in arrears. In addition, she was eligible for the stock option purchase incentive bonus of up to $10,000 to assist in the purchase of shares within 60 days from the start of employment. Ms. Lovell purchased 45,500 shares resulting in $5,592 of benefit. These shares are required to be held for a minimum of one year. Ms. Lovell will be entitled to one month of severance, which will include pay in lieu of notice for each year of employment up to a maximum of four months, should we elect to terminate her employment without cause after 395 days.

We have an employment agreement with our Vice President of Marketing, Bruce Nunn, who is to receive an annual base salary of C$105,000, subject to normal salary increases, and is entitled to an annual C$25,000 maximum incentive compensation bonus, based on the achievement of both Company and departmental goals. On his date of employment, September 7, 2005, he received 75,000 stock options at an exercise price of $0.315 per share, which will vest over a two year period at 12.5% per quarter in arrears. Mr. Nunn will be entitled to one month of severance which will include pay in lieu of notice for each year of employment, should we elect to terminate Mr. Nunn’s employment without cause.

We have an employment agreement with our Vice President of Sales, Michael Donnelly, who is to receive an annual base salary of U$160,000, subject to normal salary increases. In addition, Mr. Donnelly receives incentive compensation pay related to recognized revenue as outlined in a separate compensation agreement. On his date of employment, May 31, 2006, he received 200,000 stock options at an exercise price of $0.425 per share, which will vest over a four year period at 6.25% per quarter in arrears. Mr. Donnelly will be entitled to two months of severance which will include pay in lieu of notice should we elect to terminate his employment after one year of employment without cause. An additional month of severance will be awarded during the third year of employment for a total of three months severance. If termination without cause occurs during or after the fourth year of employment, he will receive four months of severance. Mr. Donnelly’s employment agreement contains a 12 month non-competition clause

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding common stock, to file initial reports of ownership and reports of changes in ownership of common stock with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of such reports received by the Company with respect to fiscal 2006 and written representations from such reporting persons, the Company believes that all reports required to be filed under Section 16(a) have been filed by such persons, other than certain Form 5 reports which have been filed since fiscal 2006 year end.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common shares as of February 28, 2007 for each person or entity (including group) that is known by us to be the beneficial owner of more than 5% of our outstanding shares. Information related to holders of more than 5% of our outstanding shares was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

.

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Stockgroup Information Systems Inc.	Proxy Statement

		Percentage
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Beneficially Owned
Marcus A. New (1)	5,231,254	13.5%
518464 B.C. Ltd (1)	1,945,000	5.3%

(1) On March 11, 1999, we entered into a Share Exchange and Share Purchase Agreement through our wholly owned subsidiary 579818 B.C. Ltd., with Stockgroup Media Inc. (formerly Stock Research Group, Inc.) and all of its shareholders. Under that agreement we acquired all of the issued and outstanding shares of Stock Research Group and in consideration 579818 B.C. Ltd. issued 3,900,000 Class A Exchangeable Shares to Stock Research Group shareholders. The exchangeable shares held by Stockgroup Research Group shareholders may be converted, at the option of the holder, into an equal number of shares of common shares of our Company held by a trustee. Pending any such conversion, each holder of the exchangeable shares has the right to vote, or to direct the trustee to vote on their behalf, an equivalent number of shares of common stock held of record by them. The trustee has no discretion as to the voting or disposition of such common stock. At February 28, 2007, there were 2,134,000 shares of exchangeable shares outstanding owned as follows:

Of these exchangeable shares, Mr. New directly owns 169,500 and his wife, Yvonne New, directly owns 19,500 shares. They both indirectly own, through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares.

In addition to the exchangeable shares beneficially owned as described above, including those owned by Mrs. New, Mr. New owns 344,700 shares of common stock which were purchased in the open market, 416,777 shares which were purchased via our September 2006 private placement, the right to purchase 416,777 additional shares of stock on the exercise of share purchase warrants and 1,452,500 fully vested stock options to purchase common stock. He also beneficially owns the 466,500 shares of common stock that Mrs. New directly owns.

Security Ownership of Management

The following table sets forth the beneficial ownership of our common shares as of February 28, 2007 for the following: (i) each of our directors and nominees for director; (ii) our Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table; and (iii) all our directors and our executive officers as a group. Information related to directors and executive officers is as of February 28, 2007 and options and warrants exercisable within 60 days after February 28, 2007.

Name and Address of Beneficial		Percentage
Owner	Amount and Nature of Beneficial Owner	Beneficially Owned
Directors and Nominees for Director
Marcus A. New (1)	5,231,254	13.5%
Leslie Landes (2)	297,575	*
David Caddey (3)	602,709	1.6%
Louis deBoer II (4)	209,375	*
Patrick Spain (5)	285,875	*
Elizabeth DeMarse (6)	55,725	*
Stephen Zacharias (7)	424,609	1.1%
Thomas Baker (8)	91,275	*
Executive Officers
Susan Lovell (9)	283,000	*
Bruce Nunn (10)	123,050	*
Michael Donnelly (11)	237,500	*

All directors and officers as a group (12)	7,841,947	19.3%

* less than 1%

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Stockgroup Information Systems Inc.	Proxy Statement

(1)	See description of holdings in section above on beneficial owners who own more than 5% of our outstanding common shares.
(2)	Includes 292,575 shares issuable on the exercise of stock options as of February 28, 2007, or 60 days thereafter.
(3)

Includes 209,375 shares issuable on the exercise of stock options and 166,667 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter. Also includes 40,000 common shares which are indirectly owned through his wife.

(4)	Includes 159,375 shares issuable on the exercise of stock options as of February 28, 2007, or 60 days thereafter.
(5)

Includes 109,375 shares issuable on the exercise of stock options as of February 28, 2007, or 60 days thereafter. Also includes 70,000 common shares and 70,000 share warrants exercisable as of February 28, 2007, or 60 days thereafter which are indirectly owned by the Spain Family IX LLC.

(6)	Includes 55,725 shares issuable on the exercise of stock options as of February 28, 2007, or 60 days thereafter.
(7)	Includes 24,609 shares issuable on the exercise of stock options and 200,000 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter.
(8)	Includes 24,609 shares issuable on the exercise of stock options and 33,333 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter.
(9)	Includes 37,500 shares issuable on the exercise of stock options and 100,000 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter.
(10)	Includes 56,250 shares issuable on the exercise of stock options and 33,400 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter.
(11)	Includes 37,500 shares issuable on the exercise of stock options and 100,000 shares issuable on the exercise of share warrants, as of February 28, 2007, or 60 days thereafter.
(12)	See notes 1 through 11.

Applicable percentage ownership in the above table is based on 36,971,788 shares outstanding as of February 28, 2007. The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of February 28, 2007, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes above, we believe each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF ALL SEVEN NOMINESS FOR DIRECTORS WITH A TERM EXPIRING AT THE 2008 ANNUAL MEETING.

PROPOSAL 2: TO ADOPT THE STOCKGROUP INFORMATION SYSTEMS INC. 2007 STOCK OPTION PLAN.

The Company grants stock options pursuant to shareholder approved stock option plans. The Company's 1999, 2000, 2001, 2002, and 2003 Stock Option Plans (collectively the "Plans") authorize a total of 5,220,600 common shares for issuance. The Plans entitle employees, non-employee directors, and consultants to purchase common shares of the Company on the exercise of stock options. Options immediately become exercisable once vested. Any options that do not vest as the result of a grantee leaving the Company are forfeited and the common shares underlying them are returned to the reserve if they were granted under the 2003 Stock Option Plan.

The Company generally grants stock options for a fixed number of shares to employees with an exercise price equal to at least the fair market value of the underlying common shares on the date of grant. The standard vesting schedule used for stock option grants to most employees is a two year vesting calendar, with equal vesting occurring at the end of each quarterly period. Stock option grants to management generally follow a four year vesting calendar, with vesting occurring at the end of each quarterly period. All stock options are denominated in U.S. dollars and expire either five or six years after the date of grant.

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Stockgroup Information Systems Inc.	Proxy Statement

     The following table provides information on the Company’s outstanding options and options available for grant at December 31, 2006, and activity since December 31, 2004:

		Options Outstanding
				Weighted
	Number of			Average
	Options		Price Per	Exercise
	Available	Number of	Share	Price
	For Grant	Options	U.S. $	U.S. $
Balance at December 31, 2004	1,622,500	3,598,100	$0.12 - $0.59	$0.24
Options granted	(1,301,800)	1,301,800	$0.29 - $0.53	$0.28
Options exercised		(136,125)	$0.15 - $0.29	$0.18
Options forfeited	634,375	(634,375)	$0.26 - $0.53	$0.39
Balance at December 31, 2005	955,075	4,129,400	$0.12 - $0.59	$0.26
Options granted	(1,201,250)	1,201,250	$0.29 - $0.44	$0.38
Options exercised		(761,400)	$0.15 - $0.36	$0.25
Options forfeited	637,500	(685,000)	$0.15 - $0.38	$0.30
Balance at December 31, 2006	391,325	3,884,250	$0.12 - $0.59	$0.29

The Company ceased granting of stock options under its 1999, 2000, 2001 and 2002 Stock Option Plans in December 2002. Stock options outstanding to purchase common shares under these plans continue to be exercisable as vested until exercised or forfeited, and if forfeited, they are no longer available for future grants. For 2006, there were 761,400 options exercised for proceeds of $189,594. For 2005, there were 136,125 options exercised for proceeds of $24,538. Subsequent to December 31, 2006, an additional 175,000 options were granted.

In March 2007, the Board, upon the recommendation of the Compensation Committee (the “Committee”), unanimously approved and adopted the Corporation’s 2007 Stock Option Plan (the “2007 Plan”) which is a new plan to make availabe 3,300,000 non-qualified options to purchase the Corporation’s common shares. The Board believes the 2007 Plan should be approved as there are currently very few options left to grant to participants under the Plans mentioned in this section above.

Philosophy

We have a company philosophy of “shared fate” which recognizes there is a community of interest among all of our stakeholders. We believe the Corporation’s Stock Option Plan for directors, employees, officers, consultants and advisors under which all eligible for option grants, creates an ownership consciousness among the stakeholders that more closely aligns their interests with those of our shareholders. Through our broad-based plan, our stakeholders share in the risks and the rewards of our business.

Summary Description of the 2007 Plan

The following is a brief summary of the material features of the 2007 Plan. The full text of the plan document is attached as Appendix “A.”

Administration and Operation

The 2007 Plan, will be administered by the Board; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3 of the Securities Exchange Act of 1934. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefore, and fill vacancies however caused; provided, however, that at no time may any person serve

17

Stockgroup Information Systems Inc.	Proxy Statement

on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

The Committee or a Designated Officer (as defined in the 2007 Plan) of the Committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2007 Plan, including the authority to construe and interpret the 2007 Plan and awards under the 2007 Plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend, modify or suspend awards. The Committee may delegate the right to act on its behalf to such persons and with respect to such matters as authorized by the Committee.

Eligibility

Consistent with the 2007 Plan's purposes, options or shares may be granted only to such directors, officers, employees, consultants and advisors of the Company as determined by the Board, Committee or a Designated Officer. At no time, however, may Options under the Plan, together with all of the Company’s previously established or proposed share compensation arrangements, result, at any time, in:

1.

more than 5% of the outstanding shares of common stock of the Company being granted to any one participant in any 12 month period (unless the Company is classified as a Tier 1 Issuer, in accordance with the TSX Venture Exchange Corporate Finance Manual, and has obtained disinterested shareholder approval);

2.	more than 2% of the outstanding shares of common stock of the Company being granted to any one consultant in any 12 month period; or
3.	more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to all employees conducting investor relations activities, in any 12 month period.

Other Provisions

The Board, Committee or a Designated Officer may from time to time authorize grants of options to purchase shares, to participants upon such terms and conditions as the Board, Committee or a Designated Officer may determine in accordance with the following provisions:

(a) Options granted pursuant to the 2007 Plan would be non-qualified stock options. The Board or the Committee or a Designated Officer shall determine the specific terms of options.

(b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the participant by the Company or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the options or installments thereof shall become exercisable.

(c) The granting of options to consultants who directly or indirectly beneficially own 10% or more of the Company’s issued and outstanding shares or who is an affiliate of such person must be approved by the requisite vote of the disinterested shareholders in accordance with applicable securities regulatory requirements.

(d) All options issued under the 2007 Plan shall vest over a period of at least one year and not greater than thirty-four percent (34%) of the options may vest in any one year.

(e) All options issued under the 2007 Plan are non-transferable and non-assignable.

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Stockgroup Information Systems Inc.	Proxy Statement

(f) The term (the "Option Term") of each option shall be ten (10) years from the date of grant, provided that no grant shall be effective until the Company and the participant have executed and delivered a signed agreement. In no case shall the Option Term exceed ten (10) years.

Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of transactions under the 2007 Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provision of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of a participant at the time of grant, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Board of Directors Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION AND ADOPTION OF THE COMPANY’S 2007 STOCK PLAN.

PROPOSAL 3: SELECTION OF INDEPENDENT ACCOUNTANTS

The Board recommends the ratification by the shareholders of the appointment by the Board of Deloitte LLP as the Company's independent accountants for the fiscal year ending December 31, 2007. In the absence of instructions to the contrary, the shares of common stock represented by a proxy delivered to the Board will be voted FOR the ratification of the appointment of Deloitte LLP.

PROPOSAL: APPOINTMENT OF DELOITTE LLP AS THE INDEPENDENT ACCOUNTANTS

On May 30, 2006, the Company dismissed Ernst & Young LLP and we engaged Deloitte LLP, independent registered chartered accountants, as our principal accountant with the approval of our Company’s Board of Directors. The decision to dismiss Ernst & Young LLP was recommended and approved by the Audit Committee and the Board and was the result of a competitive bidding process conducted in the ordinary course of business.

Services performed by our principal accountant during 2006 consisted of the examination of our financial statements, services related to filings with the SEC and the TSX, consulting and regulatory filing reviews in connection with private placements, domestic and foreign tax compliance work, tax filings and tax consulting services.

Audit Fees

Fees billed for audit services totalled approximately $64,800 for 2006 and $85,100 for 2005, including fees associated with the annual audit and the reviews of our quarterly reports on Form 10-QSB.

Audit-Related Fees

Fees billed for audit related services totalled approximately $3,200 for 2006 and $2,300 for 2005. Audit related fees include services related to other regulatory filings and other accounting matters.

Tax Fees

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Stockgroup Information Systems Inc.	Proxy Statement

Fees billed for tax services, including tax compliance and tax advice, totaled approximately $46,800 for 2006 and $6,754 for 2005.

All Other Fees

We did not incur other types of fees in 2006 or 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION AND APPOINTMENT OF DELOITTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUB LIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2007 (the "2008 Annual Meeting") must be received by our Corporation no later than January 31, 2008. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2008 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than January 31, 2008; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2008 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7 Attention: Corporate Secretary.

With respect to business to be brought before the 2007 annual meeting to be held on May 29, 2007, we have received no notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

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Stockgroup Information Systems Inc.	Proxy Statement

Since the beginning of the fiscal year ended December 31, 2006, we have not been a party to any transaction, proposed transaction, or series of transactions in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2006, which was filed with the SEC on March 15, 2007. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of April 24, 2007.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Corporate Secretary, Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission (the “SEC”) in the United States. The documents filed with the SEC are available to the public from the SEC’s Web site at http://www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at http://www.sedar.com

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company 2nd Floor 510 Burrard St. Vancouver, BC V6C 3B9 (telephone 604-689-9853; facsimile 604-689-8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2006, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

Susan Lovell, CA
Corporate Secretary

Dated: April 4, 2007

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Appendices

A.	The Stockgroup Information Systems Inc. 2007 Stock Option Plan

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APPENDIX “A”

STOCKGROUP INFORMATION SYSTEMS INC. (the “Company”)
STOCK OPTION PLAN – 2007
3,300,000 OPTIONS

This 2007 Stock Option Plan (the “Plan”) makes available, as of June 1, 2007, 3,300,000 options to purchase the Company’s common shares.

1.	Definitions.

As used herein, the following definitions shall apply:

1.1	"Board" shall mean the Board of Directors of the Company.

1.2	"Change of Control" means a change in ownership or control of the Company which is approved by the TSX Venture Exchange, effected through any of the following transactions:

(a)     the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

(b)     a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(c) a Corporate Transaction as defined below.

1.3	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

1.4	"Committee" shall mean the Committee appointed by the Board in accordance with Section 5 of the Plan, if one is appointed.

1.5	"Company" shall mean Stockgroup Information Systems Inc. a Colorado corporation, and shall include any parent or subsidiary corporation of the Company.

1.6

"Consultants" and "Advisors" shall include any third party (and/or employees or principals thereof) retained or engaged by the Company to provide ongoing consulting services to the Company pursuant to a written contract, including any consulting

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company wholly owned by such person; provided that such consultant: (a) possess technical, business, management, or legal expertise of value to the Company or an affiliate; (b) spends a significant amount of time and attention on the business and affairs of the Company; and (c) has a relationship with the Company or an affiliate that enables the individual to have knowledge concerning the business and affairs of the Company.

1.7	"Corporate Transaction" means any of the following shareholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

1.8	"Date of Grant" means the date specified by the Board or the Committee or a Designated Officer on which a grant of Options shall become effective.

1.9	“Designated Officer” shall mean an Officer designated under section 5.2 (b) herein.

1.10	"Director" shall mean a member of the Board.

1.11	"Effective Date" shall have the meaning ascribed thereto in Section 7.

1.12	"Employee" shall mean any employee or Officer of the Company. For purposes of Section 8 hereof, the term “Employee” shall also include Directors, Consultants and Advisors.

1.13	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.14	"Fair Market Value” per share shall mean:

(a) If the Shares is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Designated Officer deems reliable;

(b) If the Shares is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last

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day on which there are quoted prices prior to the date of determination, as reported in The Wall Street Journal or such other source as the Designated Officer deems reliable; or

(c) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Designated Officer.

1.15	"Agreement" shall mean the written agreement between the Company and the Participant relating to Options or Restricted Shares granted under the Plan.

1.16	"Officer" shall mean any officer of the Company.

1.17	"Non-qualified Stock Option" means an Option that is not intended to qualify as a Tax- Qualified Option (as defined in the Code).

1.18	"Option" means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option granted pursuant to Section 8 of this Plan.

1.19	"Option Price" means the purchase price payable upon the exercise of an Option.

1.20	"Optioned Stock" shall mean the Shares subject to an Option.

1.21	"Option Term" shall have the meaning ascribed to it in Section 8.3.

1.22	"Optionee" shall mean an Employee, Officer, Director, Consultant or Advisor of the Company who has been granted one or more Options.

1.23	"Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

1.24

"Participant" means a person who is selected by the Board or the Committee or a Designated Officer to receive benefits under this Plan and (i) is at that time an Employee, Officer, Director, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

1.25	"Plan" shall mean this 2007 Stock Option Plan, as amended from time to time in accordance with the terms hereof.

1.26

"Restricted Shares" means Common Shares granted or sold pursuant to section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8 hereof has expired.

1.27	"Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

1.28

"Shares" shall mean (i) shares of the Common Stock, no par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 9 of this Plan, in each case as the same may be adjusted pursuant to Section 9 of this Plan.

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1.29	"Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

1.30	"Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

1.31	"Termination Date" shall have the meaning ascribed thereto in Section 12.

2.	Purposes of the Plan.

The purposes of this Plan are the following:

	(i)	To attract and retain the best available personnel for positions of responsibility within the Company;

	(ii)	to provide additional incentives to Employees, Officers, Directors and Consultants of the Company;

	(iii)	provide Employees, Directors and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;

	(iv)	to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value; and

	(v)	aligning the interests of such persons with the interests of the Company’s shareholders generally.

Incentive benefits granted hereunder are Non-qualified Stock Options or Restricted Shares, as those terms are hereinafter defined. The Options granted shall be reflected in the terms of a written Agreement. No Option granted hereunder shall be effective until an Agreement with respect to such Option is executed by both the Company and the Participant. Execution of the Agreement shall not effect the Grant Date.

3.	The Plan

The Plan is not effective until all approvals of the Plan pursuant to Section 14.8 hereof are obtained.

4.	Shares Subject to the Plan.

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is Three Million Three Hundred Thousand (3,300,000) Shares. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year.

For the purposes of this Section 4:

(a) Upon expiration or cancellation of any award granted under this Plan, any Shares that were covered by such award shall again be available for issuance or transfer hereunder.

(b)     Shares covered by any award granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or the time when dividends or dividend equivalents are paid thereon.

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5.	Administration of the Plan.

5.1	Procedure.

(a) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

(b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

(c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

(d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 5.

5.2	Power of the Board or the Committee or a Designated Officer

(a) Subject to the provisions of the Plan and subject to any applicable stock exchange, where required, the Board, the Committee or a Designated Officer shall have the authority, in its discretion:

(i) to grant Options or shares to Participants;
(ii) to determine, upon review of relevant information and in accordance with Section 1.14 of the Plan, the Fair Market Value of the Shares;
(iii) to determine the Option price per share of Options to be granted, which Option Price shall be determined in accordance with Section 8.4 of the Plan;
(iv) to determine the number of Shares to be represented by each Option;
(v) to determine the Participants to whom, and the time or times at which, Options or shares shall be granted;
(vi) to interpret the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan;
(viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option;
(ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;
(x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board;
(xi) to accept or reject the election made by an Optionee pursuant to Section 8.7 of the Plan;

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(xii) to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to performance criteria; and
(xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b)

The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

5.3	Effect of Board or Committee or Designated Officer Decisions.

All decisions and determinations and the interpretation and construction by the Board or the committee or a Designated Officer of any provision of this Plan or any agreement, notification or document evidencing the grant of Options and any determination by the Board or the Committee or a Designated Officer pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or the Committee or a Designated Officer shall be liable for any such action taken or determination made in good faith.

6.	Eligibility.

6.1

Consistent with the Plan's purposes, Options or Shares may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option or Shares may, if he or she is otherwise eligible, be granted an additional Option or Shares. It is required under the Plan that where Options are granted to Directors, Officers, Employees, Consultants and Advisors of the Company, the Company represents that the Optionee is a bona fide Director, Officer, Employee, Consultant or Advisor as the case may be.

	6.2	At no time, however, may Options under the Plan, together with all of the Company’s previously established or proposed share compensation arrangements, result, at any time, in:

(a)

more than 5% of the outstanding shares of common stock of the Company being granted to any one Participant in any 12 month period (unless the Company is classified as a Tier 1 Issuer, in accordance with the TSX Venture Exchange Corporate Finance Manual, and has obtained disinterested shareholder approval);

	(b)	more than 2% of the outstanding shares of common stock of the Company being granted to any one Consultant in any 12 month period; or

	(c)	more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to all employees conducting investor relations activities, in any 12 month period.

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6.3

The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

7.	Board Approval; Effective Date.

Pursuant to Section 3 hereof, the Plan shall take effect on June 1, 2007 (the "Effective Date"). No Option may be granted after the Termination Date as hereinafter defined.

8.	Options or Shares.

The Board or the Committee or a Designated Officer may from time to time authorize grants to Participants of Options to purchase Shares, or the grant of shares upon such terms and conditions as the Board or the Committee or a Designated Officer may determine in accordance with the following provisions:

8.1	Options or Shares to be Granted; Terms.

(a) Options granted pursuant to this Section 8 would be Non-qualified Stock Options. The Board or the Committee or a Designated Officer shall determine the specific terms of Options.

(b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the Options or installments thereof shall become exercisable.

(c) All Options issued under the Plan shall vest over a period of at least one year and not greater than thirty-four percent (34%) of the Options may vest in any one year.

(d) All Options issued under the Plan are non-transferable and non-assignable.

8.2	Number of Shares Subject to Options.

Each grant shall specify the number of Shares to which it pertains. Subject to Section 6, successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

8.3	Term of Option; Earlier Termination.

Subject to further provisions of this Section 8, unless otherwise provided in the Agreement, the term (the "Option Term") of each Option shall be five (5) years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Agreement. In no case shall the Option Term exceed five (5) years unless the Options expire during a Company imposed black-out period. If an Optionee’s Options terminate due to the expiration of the Option Term, during a Company imposed black-out period, the Directors of the Company, by a majority vote, may, at their discretion, extend the Option Term.

8.4	Exercise Price.

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Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee or a Designated Officer; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company. In the case of options granted to consultants, the exercise price shall be no less than the Fair Market Value per share on the Date of Grant. Any reduction in exercise price for the Option of an Insider of the Company will be subject to disinterested shareholder approval.

8.5	Payment for Shares.

The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid in cash in the form of United States currency or check or other cash equivalent acceptable to the Company.

8.6	Rights as a Stockholder.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option.

8.7	Exercise of Option.

(a)	Procedure for Exercise.

     (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee or a Designated Officer, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or the Committee or a Designated Officer at the time of grant, an Option may be exercised in whole or in part.

     (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or the Committee or a Designated Officer, consist of any consideration and method of payment allowable under Section 8.5 of the Plan.

     (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee, Director, Officer, Consultant or Advisor. Unless otherwise provided in an Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee receives notice that the Employee's employment by the Company is terminated. In no case shall options issued to a Director, Officer, Employee, Consultant or Advisor be exercisable for more than sixty (60)

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calendar days after the Optionee ceases to be in one of those categories. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his or her Option at any time within sixty (60) calendar days after the date he or she ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of such termination, or if the Employee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. Options granted to an Optionee who is engaged in Investor Relations Activities shall expire within thirty (30) days after the Optionee ceases to be employed to provide investor relations activities.

(c) Death. Unless otherwise provided in the Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee, the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Disability of Optionee. In the event of termination of an Optionee’s consulting relationship or continuous status as an Employee as a result of his or her disability, an Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that an Optionee is not entitled to exercise the Option at the date of termination, or if an Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Leave of Absence. Excluding an approved maternity or paternity leave, in the event of a management approved leave of absence, any unvested Options shall cease to vest and shall not be exercisable as if you were an active employee of the Company, subject to the terms of this Plan. If you return to active status, your Options will continue to vest and be exercisable in accordance with their terms. If you do not return to active status within 30 calendar days, your unvested Options will be canceled immediately and your vested Options will be canceled on the 31st day following your last day of active employment.

(f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

8.8	Agreement.

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Each grant of an Option or Restricted Share award shall be evidenced by an Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee or a Designated Officer may determine consistent with this Plan.

9.	Adjustments Upon Changes in Capitalization or Merger.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee or a Designated Officer, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number of Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, and subject to TSX Venture Exchange approval as required, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

10.	Transferability.

Except to the extent otherwise expressly provided in the Plan, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. No Option granted under this Plan may be transferred by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionees jurisdiction of residence. Options granted under this Plan may not be exercised during a Participant's lifetime except by the Optionee or, in the event of the Optionee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

11.	Time of Granting of Options.

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The Date of Grant of an Option shall, for all purposes, be the date on which the Board or the Committee or a Designated Officer makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant. The date the Optionee executes the Agreement shall have no effect on the Grant Date.

12.	Amendment and Termination of the Plan.

	12.1	The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

12.2

Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

12.3

Notwithstanding the foregoing, this Plan shall terminate upon the earlier of the date on which all awards available for issuance in the last year of the Plan shall have been issued and fully exercised (the “Termination Date”). Upon termination of the Plan, no further Options may be granted pursuant to the Plan, but all Options granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the Agreements evidencing such Options.

13.	Withholding Taxes.

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold any amounts due to federal, state, local or foreign laws and/or regulations in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes or other amounts required to be withheld. At the discretion of the Board or the Committee or a Designated Officer, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

14.	Miscellaneous Provisions.

	14.1	Plan Expense.

Any expenses of administering this Plan shall be borne by the Company.

	14.2	Construction of Plan.

The place of administration of the Plan shall be in Vancouver, British Columbia or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the Province of British Columbia and

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the laws of Canada applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

14.3	Other Compensation.

The Board or the Committee or a Designated Officer may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

14.4	Continuation of Employment or Services.

This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

14.5	Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence.

Notwithstanding any other provision of this Plan to the contrary, and subject to TSX Venture Exchange Approval, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Board or the Committee or a Designated Officer may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

14.6	Binding Effect.

The provisions of the Plan and the applicable Agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

14.7	Exchange Act Compliance.

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee or a Designated Officer fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee or a Designated Officer.

14.8	Conditions upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all

34

Stockgroup Information Systems Inc.	Proxy Statement

relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the British Columbia Securities Act, applicable securities legislation in any other jurisdiction, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

(c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.9	Fractional Shares.

The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee or a Designated Officer may provide for the elimination of fractions or for the settlement thereof in cash.

14.10	Reservation of Shares.

The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

14.11	Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee and any Designated Officer shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member or a Designated Officer shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member or a Designated Officer undertakes to handle and defend it on his own behalf.

14.12	Use of Proceeds.

Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

14.13	Regulatory Approvals.

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Stockgroup Information Systems Inc.	Proxy Statement

(a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

(b) No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws,

14.14	Other Tax Matters.

Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America and Canada or any state, province or territory thereof.

36

Proxy

GENERAL MEETING OF SHAREHOLDERS OF

Stockgroup Information Systems Inc.

TO BE HELD AT Suite 500 – 750 West Pender St, Vancouver, British Columbia ON Tuesday, May 29, 2006, AT 1:30 PM PDT

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Marcus New, a director of the Company, or failing this person, Leslie Landes, a director of the Company, or in the place of the foregoing,__________________________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

This Proxy is solicited by the Management of the Company.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

	For	Against	Withhold
1. To elect as Director, David Caddey
2. To elect as Director, Lee deBoer
3. To elect as Director, Leslie Landes
4. To elect as Director, Marcus New
5. To elect as Director, Patrick Spain
6. To elect as Director, Thomas Baker
7. To elect as Director, Stephen Zacharias
8. To appoint Deloitte LLP as independent auditors
9. To ratify and approve the Company’s 2007 Stock Option Plan
10. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions
11.
12.
13.
14.
15.
16.
17.
18.
19.

Where no choice is specified, and a shareholder has not appointed a proxyholder other than the two people named on this form of proxy, the proxy will be voted FOR items 1 through 11.

SHAREHOLDER SIGN HERE: _____________________________________________________

DATE SIGNED: _________________________________________________________________

THIS FORM MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.
The mailing address of Pacific Corporate Trust Company is 510 Burrard St, 2nd Floor, Vancouver, British Columbia, V6C 3B9, and its fax number is (604) 689-8144.
IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX
REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683)